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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 14, 1999

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


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                          LOUISIANA-PACIFIC CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   ----------

          DELAWARE                     1-7107                    93-0609074
  (STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

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                  111 S.W. FIFTH AVENUE, PORTLAND, OREGON 97204
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (503) 221-0800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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         Louisiana-Pacific Corporation ("Louisiana-Pacific") hereby amends Item
7 of, and the exhibits to, its Current Report on Form 8-K dated September 14, 1999. Exhibits 2.1, 2.2, 99.1, 99.2, 99.3 and 99.4 listed below were previously filed with Louisiana-Pacific's Current Report dated September 14, 1999 and are not being changed by this amendment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements and accountants' report required to be filed by
                  Item 7(a) of Form 8-K are filed herewith as Exhibit 99.5.

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required to be filed by Item 7(b) of Form 8-K is filed herewith as Exhibit 99.6.

         (c) EXHIBITS. The following exhibits are filed with this report, as amended:

2.1 Amended and Restated Support Agreement, dated August 12, 1999, between Louisiana-Pacific and Forex (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by
         Louisiana-Pacific on August 18, 1999).

2.2 Amended and Restated Lock-up Agreement, dated August 12, 1999, among Louisiana-Pacific and each of the parties identified in Schedule B thereof (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Louisiana-Pacific on August 18, 1999).

23.1     Consent of KPMG LLP.

99.1 Circular Bid, dated August 16, 1999, of the Offeror (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Louisiana-Pacific on August 18, 1999).

99.2 Letter Agreement, dated September 8, 1999, between the Offeror and Bank of America, N.A., together with related Guaranty Agreement by Louisiana-Pacific in favor of Bank of America, N.A. (previously filed).

99.3 Loan Agreement, dated September 10, 1999, between the Offeror and Centric Capital Corporation, together with related Guaranty of Louisiana-Pacific in favor of Centric Capital Corporation (previously filed).

99.4 Press release, dated August 24, 1999, issued by Louisiana-Pacific (previously filed).

99.5 Unaudited Financial Statements of Le Groupe Forex Inc. as at June 30, 1999 and for the six months ended June 30, 1999 and 1998; and Audited Financial Statements of Le Groupe Forex Inc. as at December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996 with Auditors' Report.

99.6 Unaudited Pro Forma Condensed Consolidated Balance Sheet of Louisiana-Pacific Corporation as of June 30, 1999; and Unaudited Pro Forma Condensed Consolidated Statements of Income of Louisiana-Pacific Corporation for the six months ended June 30, 1999 and for the year ended December 31, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LOUISIANA-PACIFIC CORPORATION

                                          By: /s/ Gary C. Wilkerson
                                              ----------------------------------
                                              Gary C. Wilkerson

                                              Vice President and General Counsel

Date:    November 29, 1999